UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 1, 2005


                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Indiana
                  ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



               333-114937                            94-2786905
         ------------------------         ---------------------------------
         (Commission File Number)         (IRS Employer Identification No.)


                  829 AXP Financial Center
                  Minneapolis, Minnesota                  55474
         ------------------------------------------    ----------
          (Address of Principal Executive Offices)     (Zip Code)



                                 (612) 671-3131
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

On February 1, 2005, our ultimate parent company, American Express Company, announced plans to pursue a spin-off of its American Express Financial Advisors unit, of which we are a part. A copy of the American Express Company press release, attached hereto as Exhibit 99, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit 99 Press Release issued by American Express Company, dated February 1, 2005.

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            AMERICAN ENTERPRISE LIFE INSURANCE
                                            COMPANY
                                            (REGISTRANT)

                                            By: /s/ David K. Stewart
                                                ----------------------------
                                            Name:  David K. Stewart
                                            Title: Vice President and Controller




DATE:   February 1, 2005

                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                           CURRENT REPORT ON FORM 8-K
                          Report Dated February 1, 2005


Exhibit No.     Description

Exhibit 99 Press Release Issued by American Express Company, dated February 1, 2005.